EXHIBIT 3.1

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|  NUMBER   |                                                      |   SHARES  |
| FC 005522 |                                                      |           |
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                            FLEETCLEAN SYSTEMS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                                  COMMON STOCK                 CUSIP 339036 10 5

THIS CERTIFIES THAT:


                                    SPECIMEN
                                 NOT NEGOTIABLE

IS OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.1 PAR VALUE, OF
                            FLEETCLEAN SYSTEMS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Texas, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:______________

                                   COUNTERSIGNED:
                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                                        77 MEMORIAL PARKWAY, SUITE 101, ATLANTIC
                                        HIGHLANDS, NJ 07716
                                                                  TRANSFER AGENT

                                    BY:
                                                         VOID
                                                            AUTHORIZED SIGNATURE

                            [FLEETCLEAN SYSTEMS, INC.
                           CORPORATE SEAL 1986 TEXAS]


Kathryn M. Phillips                                          Kenneth A. Phillips
SECRETARY                                                    PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                    UNIF GIFT MIN ACT - .......... Custodian ........
TEN ENT - as tenants by the entireties                                   (Cust)            (Minor)
JT TEN - as joint tenants with right of                              under Uniform Gifts to Minors
         survivorship and not as tenants
         in common                                                       Act ......................
                                                                                     (State)

        Additional abbreviations may also be used though not in the above list.

    For Value Received, ............... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
-----------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________
_________________________________________________________________________ Shares
of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

                                       _________________________________________
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATSOEVER.


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.